UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 11, 2026
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California Resources Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 World Trade Center
Suite 1500
Long Beach
California	90831
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
To the extent the information included or incorporated by reference into Item 8.01 below with respect to the results of operations or financial condition of California Resources Corporation (the “Company”) and its subsidiaries relates to or is presented as of or for a completed fiscal period, such information is incorporated into this Item 2.02 by reference herein.
Item 8.01    Other Events.
On March 11, 2026, the Company issued a press release announcing the commencement of a proposed private offering of an additional $250 million aggregate principal amount of its 7.000% senior unsecured notes due 2034 (the “Notes”). The Company intends to use the net proceeds from the offering, together with cash on hand and/or borrowings under its revolving credit facility, to fund the redemption of $250 million in aggregate principal amount of its 8.250% senior unsecured notes due 2029 (the “2029 Notes”) at a redemption price of 100% thereof, plus the Applicable Premium (as defined in the indenture governing the 2029 Notes) as of, and accrued and unpaid interest to, but excluding, the date of redemption. The redemption of the 2029 Notes is expected to be conditioned on the completion of the offering of the Notes. The offering of the notes is not contingent upon the completion of such redemption. A copy of the press release is included as Exhibit 99.1 hereto and incorporated herein by reference.
In connection with the offering of the Notes, the Company will provide certain financial and other information with respect to the Company and its subsidiaries to prospective investors in the offering. Excerpts of such information are included as Exhibit 99.2 hereto and incorporated herein by reference.
All statements, except for statements of historical fact, made in this Current Report on Form 8-K regarding activities, events or developments the Company expects, believes or anticipates will or may occur in the future, such as statements regarding the proposed offering, including the partial redemption of the 2029 Notes, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Although the Company believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Except as required by law, the Company expressly disclaims any obligation to and does not intend to publicly update or revise any forward-looking statements.
The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties incident to the Company’s business, most of which are difficult to predict and many of which are beyond the Company’s control. These risks include, but are not limited to, the risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 11, 2026, announcing the Notes Offering.
99.2	Offering Memorandum Excerpts.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Michael L. Preston
Name:	Michael L. Preston
Title:	Executive Vice President, Chief Strategy Officer and General Counsel

DATED: March 11, 2026